UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

Dynavax Technologies Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34207	33-0728374
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, Suite 900
Emeryville, California		94608
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 848-5100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DVAX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2022, Dynavax Technologies Corporation (the “Company”) entered into an Office Lease (the “Lease”) with SPUS8 2100 Powell, LP (“Landlord”) for general office space located at 2100 Powell Street, Suite 720, Emeryville, California 94608 (the “Premises”). The purpose of the Lease is to replace the Company’s current subleased premises at 2100 Powell Street, Suite 900, the sublease which expires June 30, 2022. The Lease will commence on the later of (a) June 1, 2022 or (b) the date Landlord delivers the Premises to the Company in the required condition (“Commencement Date”). The Lease is set to expire on July 31, 2025. There is no option in the Lease to extend the term.

The Premises contains approximately 8,053 rentable square feet. Under the terms of the Lease, the Company will lease the Premises at the monthly rate of $4.65 (the “Base Rate”) multiplied by the rentable square footage of the Premises. The first two monthly installments of Base Rent following the Commencement Date will be abated. The Base Rate is subject to scheduled annual three percent increases. The Company is also responsible for its percentage share of certain operating expenses and taxes over a base year (i.e., calendar year 2022) throughout the term of the Lease.

The foregoing description of the terms of the Lease does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease, which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant..

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dynavax Technologies Corporation

Date:	March 16, 2022	By:	/s/ Kelly MacDonald
Kelly MacDonald Senior Vice President, CFO